Exhibit 99.1

FOR IMMEDIATE RELEASE
Contacts:
Hanif Jamal
Chief Financial Officer
Tel: 303-845-3377
Email: investors@dothill.com

Jodi Bochert
Investor Relations
Tel: 303-845-3469
Email: investors@dothill.com

Kirsten Chapman
LHA Investor Relations
Tel: 415-433-3777
Email: dothill@lhai.com

Dot Hill Reports Second Quarter 2014 Results

Reiterates medium-term annual guidance over the planning horizon:

14% to 18% non-GAAP total revenue growth, 40% to 50% Vertical Markets revenue increase and 8% to 12% operating margin target

LONGMONT, Colo. -August 7, 2014 - Dot Hill Systems Corp. (NASDAQ:HILL), a trusted supplier of innovative enterprise class storage systems, reported financial results for the second quarter ended June 30, 2014.

Financial Highlights:

•	Grew trailing 12 month as of June 30, 2014 relative to trailing 12 month as of June 30, 2013 non-GAAP revenue by 10%, with Vertical Markets growing 37% over the same period

•	Achieved non-GAAP gross margin of 33.9%, compared to 33.1% in the first quarter of 2014 and 34.7% in the second quarter of 2013

•	Delivered non-GAAP earnings per fully diluted share of $0.02, compared to $0.02 in the first quarter 2014 and $0.06 in the second quarter of 2013

“For the first half of 2014, results were within our expectations,” stated Dana Kammersgard, president and CEO, Dot Hill Systems Corp. “As previously noted, we expect that 2014 will be more back-end loaded than previous years. We remain very confident in the ramp of this revenue and the sustainability of this growth into 2015 and beyond, as we project at least three and potentially four major customer product launches scheduled between now and the end of the year.”

Second Quarter 2014 GAAP Financial Detail (including discontinued operations):

•	Net revenue was $48.2 million for the second quarter of 2014, compared to $50.7 million for the second quarter of 2013 and $48.2 million for the first quarter of 2014.

Exhibit 99.1

•	Gross margin for the second quarter of 2014 was 33.2%, compared to 33.5% for the second quarter of 2013 and 31.7% for the first quarter of 2014.

•	Operating expenses for the second quarter of 2014 were $16.0 million, compared to $14.9 million for the second quarter of 2013 and $15.7 million in the first quarter of 2014.

•
Net loss for the second quarter of 2014 was $0.08 million, or ($0.00) per fully diluted share, compared to net income of $2.1 million, or $0.04 per fully diluted share, for the second quarter of 2013, and a net loss of $0.4 million, or ($0.01) per fully diluted share, for the first quarter of 2014.

Second Quarter 2014 Non-GAAP Financial Detail:

•	Non-GAAP net revenue was $48.4 million for the second quarter of 2014, compared to $51.2 million for the second quarter of 2013 and $48.9 million for the first quarter of 2014.

◦	Vertical Markets non-GAAP net revenue was $20.8 million, compared to $21.3 million in the second quarter of 2013 and $22.4 million in the first quarter of 2014.

◦	Server OEM non-GAAP net revenue was $27.7 million, compared to $30.0 million in the second quarter of 2013 and $26.5 million in the first quarter of 2014.

•	Non-GAAP gross margin for the second quarter of 2014 was 33.9%, compared to 34.7% in the second quarter of 2013 and 33.1% in the first quarter of 2014.

◦	Vertical Markets non-GAAP gross margin was 44.7%, up from 43.2% in the second quarter of 2013 and 43.4% in the first quarter of 2014.

◦	Server OEM non-GAAP gross margin was 25.9%, compared to 28.6% in the second quarter of 2013 and 24.4% in the first quarter of 2014.

•	Non-GAAP operating expenses for the second quarter of 2014 were $15.1 million, compared to $14.2 million for the second quarter of 2013 and $15.1 million in the first quarter of 2014.

•	Vertical Markets non-GAAP contribution margin was 33.0% for the second quarter of 2014, compared to 34.0% in the second quarter of 2013 and 33.6% in the first quarter of 2014.

•	Server OEM non-GAAP contribution margin was 24.0% for the second quarter of 2014, compared to 26.7% in the second quarter of 2013 and 22.7% in the first quarter of 2014.

•
Non-GAAP net income for the second quarter of 2014 was $1.3 million, or $0.02 per fully diluted share, compared to $3.5 million or $0.06 per share, for the second quarter of 2013, and $1.0 million, or $0.02 per fully diluted share, for the first quarter of 2014.

Balance Sheet:

The Company exited the second quarter of 2014 with cash and cash equivalents of $42.2 million with no borrowings. This compares to $40.3 million at the end of the first quarter of 2014, with no borrowings, and $40.4 million at the end of the second quarter of 2013, with $2.1 million in borrowings.

Third Quarter 2014 Guidance:

For the third quarter of 2014, the Company expects non-GAAP revenues to be between $50 and $58 million and non-GAAP EPS to be between $0.01and $0.06.

“With respect to 2014 overall, we currently believe that our results will fall around the low end of our

Exhibit 99.1

guidance range, based on lower than expected Server OEM revenue in the first half. The precise timing of our new customer product launches, which is very hard to call, will impact revenues as well,” stated Hanif Jamal, chief financial officer, Dot Hill Systems Corp. “We remain resolute in our conviction that we are getting very close to a transformative revenue ramp, and with the operating leverage in our business model, an even stronger earnings inflection point. With respect to our medium-term planning horizon relative to 2013 as provided during our March earnings call, we remain very confident in 14-18% total non-GAAP revenue growth with 40-50% growth in Vertical Markets and plus or minus 5% in Server OEMs revenue growth with an 8-12% operating margin target.”

Conference Call Information:

The Company’s second quarter 2014 financial results conference call is scheduled to take place on Thursday, August 7, 2014 at 11:00 a.m. ET. Please join the Company for a live audio webcast at www.dothill.com in the Investor Relations section. If you prefer to join via telephone, please dial 877-303-3196 (U.S.) or 408-427-3864 (International) at least five minutes prior to the start of the call. A replay of the webcast is scheduled to be available for one week on the Dot Hill web site following the conference call. For a telephone replay, dial 855-859-2056 (U.S.) or 404-537-3406 (International) and enter conference ID# 80812230.

About Non-GAAP Financial Measures

The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long-term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is attached to this press release.

About Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company’s products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Market customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of “platform costs” that support both the Server OEM and Vertical Markets segments.

Exhibit 99.1

About Dot Hill

Leveraging its proprietary Assured family of storage solutions, Dot Hill solves many of today’s most challenging storage problems - helping IT to improve performance, increase availability, simplify operations, and reduce costs. Dot Hill’s solutions combine breakthrough software with the industry’s most flexible and extensive hardware platform and automated management to deliver best-in-class solutions. Headquartered in Longmont, Colorado, Dot Hill has offices and/or representatives in China, Germany, India, Japan, Singapore, the United Kingdom, and the United States. For more information, visit www.dothill.com

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the third quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2014 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

HILL-F

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
Net revenue	$50,683	$48,207	$48,222	$95,163	$96,429
Cost of goods sold	33,676	32,942	32,199	63,716	65,141
Gross profit	17,007	15,265	16,023	31,447	31,288
Operating expenses:
Research and development	8,908	9,476	9,340	17,621	18,816
Sales and marketing	3,187	3,294	3,843	6,295	7,137
General and administrative	2,767	2,898	2,851	5,904	5,749
Total operating expenses	14,862	15,668	16,034	29,820	31,702
Operating income (loss)	2,145	(403)	(11)	1,627	(414)
Other income (expense):
Interest income (expense), net	(8)	(18)	(4)	(15)	(22)
Other income (expense), net	1	10	11	—	21
Total other income (expense), net	(7)	(8)	7	(15)	(1)
Income (loss) before income taxes and discontinued operations	2,138	(411)	(4)	1,612	(415)
Income tax expense	49	1	74	83	75
Income (loss) from continuing operations	2,089	(412)	(78)	1,529	(490)
Loss from discontinued operations	(12)	—	—	(433)	—
Net income (loss)	$2,077	$(412)	$(78)	$1,096	$(490)

Continuing operations:
Basic and diluted income (loss) per share	$0.04	$(0.01)	$(0.00)	$0.03	$(0.01)
Discontinued operations:
Basic and diluted loss per share	$(0.00)	$—	$—	$(0.01)	$—
Net income (loss):
Basic and diluted income (loss) per share*	$0.04	$(0.01)	$(0.00)	$0.02	$(0.01)
Weighted average shares used to calculate net income (loss) per share:
Basic	58,384	59,678	60,159	58,194	59,920
Diluted	58,797	59,678	60,159	58,616	59,920

* Per share data may not always add to the total for the period because each figure is independently calculated.

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value data)

	December 31, 2013	June 30, 2014
Assets
Current assets:
Cash and cash equivalents	$40,406	$42,196
Accounts receivable, net	42,907	32,814
Inventories	6,539	7,532
Prepaid expenses and other assets	7,265	4,823
Total current assets	97,117	87,365
Property and equipment, net	7,565	7,577
Other assets	702	602
Total assets	$105,384	$95,544

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$33,255	$24,092
Accrued compensation	4,922	3,441
Accrued expenses	8,935	7,509
Deferred revenue	4,211	5,045
Credit facility borrowings	2,000	—
Total current liabilities	53,323	40,087
Other long-term liabilities	4,414	4,276
Total liabilities	57,737	44,363

Stockholders' equity:
Preferred stock	—	—
Common stock	59	60
Additional paid-in capital	330,103	334,155
Accumulated other comprehensive loss	(3,254)	(3,283)
Accumulated deficit	(279,261)	(279,751)
Total stockholders' equity	47,647	51,181
Total liabilities and stockholders' equity	$105,384	$95,544

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(INCLUDES RESULTS FROM BOTH DISCONTINUED AND CONTINUING OPERATIONS)
(In thousands)

	Three Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014
Cash Flows From Operating Activities:
Net income (loss)	$2,077	$(412)	$(78)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	754	959	932
Stock-based compensation expense	689	578	1,054
Provision for bad debt expense	(5)	—	2
Write-off of fixed assets	—	—	5
Changes in operating assets and liabilities:
Accounts receivable	(6,574)	9,240	621
Inventories	748	(1,122)	87
Prepaid expenses and other assets	26	1,238	1,306
Accounts payable	1,667	(7,112)	(2,010)
Accrued compensation and other expenses	2,238	(2,809)	(404)
Deferred revenue	416	799	32
Other long-term liabilities	18	(252)	109
Net cash provided by operating activities	2,054	1,107	1,656

Cash Flows From Investing Activities:
Purchases of property and equipment	(1,132)	(995)	(437)
Net cash used in investing activities	(1,132)	(995)	(437)

Cash Flows From Financing Activities:
Payments on bank borrowings	(2,800)	(2,000)	—
Proceeds from bank borrowings	2,100	—	—
Shares withheld for tax purposes	(101)	(72)	(8)
Proceeds from sale of stock to employees	41	1,854	646
Net cash provided by (used in) financing activities	(760)	(218)	638

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(57)	22	17
Net Increase (Decrease) in Cash and Cash Equivalents	105	(84)	1,874
Cash and Cash Equivalents, beginning of period	40,297	40,406	40,322
Cash and Cash Equivalents, end of period	$40,402	$40,322	$42,196

Supplemental Disclosures of Non-Cash Investing and Financing Activities:
Capital assets acquired but not paid	$308	$995	$345
Supplemental Cash Flow Data:
Cash paid for income taxes	$67	$195	$65

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
GAAP net revenue from continuing operations	$50,683	$48,207	$48,222	$95,163	$96,429
GAAP revenue from discontinued operations	2	—	—	22	—
GAAP net revenue from continuing and discontinued operations	$50,685	$48,207	$48,222	$95,185	$96,429
AssuredUVS revenue	(2)	—	—	(22)	—
Long-term software contract royalties	550	653	203	951	856
Non-GAAP net revenue	$51,233	$48,860	$48,425	$96,114	$97,285

GAAP gross profit from continuing operations	$17,007	$15,265	$16,023	$31,447	$31,288
GAAP gross margin % from continuing operations	33.6%	31.7%	33.2%	33.0%	32.4%
GAAP gross profit (loss) from discontinued operations	(9)	—	—	(120)	—
GAAP gross profit from continuing and discontinued operations	$16,998	$15,265	$16,023	$31,327	$31,288
GAAP gross margin % from continuing and discontinued operations	33.5%	31.7%	33.2%	32.9%	32.4%
Stock-based compensation	83	64	95	179	159
Severance costs	—	73	2	23	75
Power supply component failures	32	—	—	(776)	—
AssuredUVS revenue	(2)	—	—	(22)	—
AssuredUVS expenses	11	—	—	140	—
Long-term software contract royalties	550	653	203	951	856
Long-term software contract costs	89	123	117	345	240
Non-GAAP gross profit	$17,761	$16,178	$16,440	$32,167	$32,618
Non-GAAP gross margin %	34.7%	33.1%	33.9%	33.5%	33.5%

GAAP sales and marketing expenses from continuing operations	$3,187	$3,294	$3,843	$6,295	$7,137
GAAP contribution margin from continuing operations	$13,820	$11,971	$12,180	$25,152	$24,151
GAAP contribution margin % from continuing operations	27.3%	24.8%	25.3%	26.4%	25.0%
Stock-based compensation	(72)	(72)	(99)	(148)	(171)
Severance costs	—	(42)	—	(5)	(42)
Non-GAAP sales and marketing expenses	$3,115	$3,180	$3,744	$6,142	$6,924
Non-GAAP contribution margin	$14,646	$12,998	$12,696	$26,025	$25,694
Non-GAAP contribution margin %	28.6%	26.6%	26.2%	27.1%	26.4%

Exhibit 99.1

GAAP operating expenses from continuing operations	$14,862	$15,668	$16,034	$29,820	$31,702
GAAP operating expenses from discontinued operations	3	—	—	313	—
GAAP operating expenses from continuing and discontinued operations	$14,865	$15,668	$16,034	$30,133	$31,702
Currency (loss) gain	(18)	73	28	(361)	101
Stock-based compensation	(606)	(514)	(959)	(1,178)	(1,473)
AssuredUVS expenses	(5)	—	—	(358)	—
Long-term software contract deferred costs	6	—	—	406	—
Restructuring recoveries	—	—	—	10	—
Legal fees related to power supply component failure	(1)	—	—	(2)	—
Severance costs	—	(83)	—	(82)	(83)
Non-GAAP operating expenses	$14,241	$15,144	$15,103	$28,568	$30,247

GAAP net income (loss) from continuing operations	$2,089	$(412)	$(78)	$1,529	$(490)
GAAP net loss from discontinued operations	(12)	—	—	(433)	—
GAAP net income (loss) from continuing and discontinued operations	$2,077	$(412)	$(78)	$1,096	$(490)
Currency loss (gain)	18	(73)	(28)	361	(101)
Stock-based compensation	689	578	1,054	1,357	1,632
Restructuring recoveries	—	—	—	(10)	—
Power supply component failures	33	—	—	(774)	—
AssuredUVS expenses	16	—	—	498	—
AssuredUVS revenue	(2)	—	—	(22)	—
Other income	—	(10)	(17)	—	(27)
Long-term software contract royalties	550	653	203	951	856
Long-term software contract costs	89	123	117	345	240
Long-term software contract deferred costs	(6)	—	—	(406)	—
Severance costs	—	156	2	105	158
Non-GAAP net income	$3,464	$1,015	$1,253	$3,501	$2,268

Non-GAAP net income per share
Basic and diluted	$0.06	$0.02	$0.02	$0.06	$0.04
Weighted average shares used to calculate net income per share:
Basic	58,384	59,678	60,159	58,194	59,920
Diluted	58,797	63,912	63,806	58,616	63,834

Non-GAAP net income	$3,464	$1,015	$1,253	$3,501	$2,268
Interest expense less AssuredUVS	8	18	4	15	22
Income tax expense	49	1	74	83	75
Depreciation less AssuredUVS	757	959	932	1,463	1,891
Non-GAAP EBITDA	$4,278	$1,993	$2,263	$5,062	$4,256

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR NET REVENUE FOR TRAILING 12 MONTHS
(In thousands)

	Q3 12 through Q2 13	Q3 13 through Q2 14
Total GAAP net revenue from continuing operations	$187,405	$207,831
GAAP revenue from discontinued operations	176	28
Total GAAP net revenue, from continuing and discontinued operations	$187,581	$207,859
AssuredUVS revenue	(176)	(28)
Long-term software contract royalties	3,092	2,084
Total non-GAAP net revenue	$190,497	$209,915

Server OEM GAAP net revenue from continuing operations	$129,414	$128,332
Long-term software contract royalties	3,092	2,084
Server OEM non-GAAP net revenue	$132,506	$130,416

Vertical Markets GAAP net revenue from continuing operations	$57,991	$79,499
GAAP revenue from discontinued operations	176	28
Vertical Markets GAAP net revenue, from continuing and discontinued operations	$58,167	$79,527
AssuredUVS revenue	(176)	(28)
Vertical Markets non-GAAP net revenue	$57,991	$79,499

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR SERVER OEM SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
Server OEM GAAP net revenue from continuing operations	$29,400	$25,854	$27,463	$59,783	$53,317
Long-term software contract royalties	550	653	203	951	856
Server OEM non-GAAP net revenue	$29,950	$26,507	$27,666	$60,734	$54,173

Server OEM GAAP gross profit from continuing operations	$7,843	$5,604	$6,783	$16,126	$12,387
Server OEM GAAP gross margin % from continuing operations	26.7%	21.7%	24.7%	27.0%	23.2%
Stock-based compensation	52	41	59	130	100
Severance costs	—	47	2	14	49
Power supply component failures	32	—	—	(776)	—
Long-term software contract royalties	550	653	203	951	856
Long-term software contract costs	89	123	117	345	240
Server OEM non-GAAP gross profit	$8,566	$6,468	$7,164	$16,790	$13,632
Server OEM non-GAAP gross margin %	28.6%	24.4%	25.9%	27.6%	25.2%

Server OEM GAAP sales and marketing expenses from continuing operations	$573	$482	$541	$1,008	$1,023
Server OEM GAAP contribution margin from continuing operations	$7,270	$5,122	$6,242	$15,118	$11,364
Server OEM GAAP contribution margin % from continuing operations	24.7%	19.8%	22.7%	25.3%	21.3%
Stock-based compensation	(15)	(15)	(21)	(31)	(36)
Severance costs	—	(9)	—	(1)	(9)
Server OEM non-GAAP sales and marketing expenses	$558	$458	$520	$976	$978
Server OEM non-GAAP contribution margin	$8,008	$6,010	$6,644	$15,814	$12,654
Server OEM non-GAAP contribution margin %	26.7%	22.7%	24.0%	26.0%	23.4%

Server OEM GAAP operating income for continuing operations	$7,270	$5,122	$6,242	$15,118	$11,364
Stock-based compensation	67	56	80	161	136
Severance costs	—	56	2	15	58
Power supply component failures	32	—	—	(776)	—
Long-term software contract royalties	550	653	203	951	856
Long-term software contract costs	89	123	117	345	240
Server OEM non-GAAP operating income	$8,008	$6,010	$6,644	$15,814	$12,654

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR VERTICAL MARKETS SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
Vertical Markets GAAP net revenue from continuing operations	$21,283	$22,353	$20,759	$35,380	$43,112
GAAP revenue from discontinued operations	2	—	—	22	—
Vertical Markets GAAP net revenue from continuing and discontinued operations	$21,285	$22,353	$20,759	$35,402	$43,112
AssuredUVS revenue	(2)	—	—	(22)	—
Vertical Markets non-GAAP net revenue	$21,283	$22,353	$20,759	$35,380	$43,112

Vertical Markets GAAP gross profit from continuing operations	$9,164	$9,661	$9,240	$15,321	$18,901
Vertical Markets GAAP gross margin % from continuing operations	43.1%	43.2%	44.5%	43.3%	43.8%
Vertical Markets GAAP gross profit (loss) from discontinued operations	(9)	—	—	(120)	—
Vertical Markets GAAP gross profit from continuing and discontinued operations	$9,155	$9,661	$9,240	$15,201	$18,901
Vertical Markets GAAP gross margin % from continuing and discontinued operations	43.0%	43.2%	44.5%	42.9%	43.8%
Stock-based compensation	31.0	23.0	36.0	49.0	58.0
Severance costs	—	26	—	9	27
AssuredUVS revenue	(2)	—	—	(22)	—
AssuredUVS expenses	11	—	—	140	—
Vertical Markets non-GAAP gross profit	$9,195	$9,710	$9,276	$15,377	$18,986
Vertical Markets non-GAAP gross margin %	43.2%	43.4%	44.7%	43.5%	44%

Vertical Markets GAAP sales and marketing expenses from continuing operations	$1,996	$2,254	$2,478	$4,076	$4,732
Vertical Markets GAAP contribution margin from continuing operations	$7,168	$7,407	$6,762	$11,245	$14,169
Vertical Markets GAAP contribution margin % from continuing operations	33.7%	33.1%	32.6%	31.8%	32.9%
Stock-based compensation	(33)	(33)	(45)	(68)	(78)
Severance costs	—	(19)	—	(2)	(19)
Vertical Markets non-GAAP sales and marketing expenses	$1,963	$2,202	$2,433	$4,006	$4,635
Vertical Markets non-GAAP contribution margin	$7,232	$7,508	$6,843	$11,371	$14,351
Vertical Markets non-GAAP contribution margin %	34.0%	33.6%	33.0%	32.1%	33.3%

Exhibit 99.1

Vertical Markets GAAP operating income for continuing operations	$7,168	$7,407	$6,762	$11,245	$14,169
Vertical Markets GAAP operating loss for discontinued operations	(9)	—	—	(120)	—
Vertical Markets GAAP operating income for continuing and discontinued operations	$7,159	$7,407	$6,762	$11,125	$14,169
Stock-based compensation	64	56	81	117	136
Severance costs	—	45	—	11	46
AssuredUVS revenue	(2)	—	—	(22)	—
AssuredUVS expenses	11	—	—	140	—
Vertical Markets non-GAAP operating income	$7,232	$7,508	$6,843	$11,371	$14,351

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES FOR CORPORATE SEGMENT
(In thousands)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
Corporate GAAP sales and marketing expenses from continuing operations	$618	$558	$824	$1,211	$1,382
Corporate GAAP contribution margin from continuing operations	$(618)	$(558)	$(824)	$(1,211)	$(1,382)
Stock-based compensation	(24)	(24)	(33)	(49)	(57)
Severance costs	—	(14)	—	(2)	(14)
Corporate non-GAAP sales and marketing expenses	$594	$520	$791	$1,160	$1,311
Corporate non-GAAP contribution margin	$(594)	$(520)	$(791)	$(1,160)	$(1,311)

Corporate GAAP research and development expenses from continuing operations	$8,908	$9,476	$9,340	$17,621	$18,816
Stock-based compensation	(203)	(260)	(347)	(577)	(607)
Long-term software contract deferred costs	6	—	—	406	—
Severance costs	—	(40)	—	(77)	(40)
Corporate non-GAAP research and development expenses	$8,711	$9,176	$8,993	$17,373	$18,169

Corporate GAAP general & administrative expenses from continuing operations	$2,767	$2,898	$2,851	$5,904	$5,749
Corporate GAAP general & administrative expenses from discontinued operations	3	—	—	313	—
Corporate GAAP general & administrative expenses from continuing and discontinued operations	$2,770	$2,898	$2,851	$6,217	$5,749
Currency loss (gain)	(18)	73	28	(361)	101
Stock-based compensation	(331)	(182)	(513)	(453)	(695)
AssuredUVS expenses	(5)	—	—	(358)	—
Restructuring recoveries	—	—	—	10	—
Legal fees related to power supply component failure	(1)	—	—	(2)	—
Severance costs	—	(1)	—	—	(1)
Corporate non-GAAP general & administrative expenses	$2,415	$2,788	$2,366	$5,053	$5,154

Exhibit 99.1

Corporate GAAP operating loss from continuing operations	$(12,293)	$(12,932)	$(13,015)	$(24,736)	$(25,947)
Corporate GAAP operating loss from discontinued operations	(3)	—	—	(313)	—
Corporate GAAP operating loss from continuing and discontinued operations	$(12,296)	$(12,932)	$(13,015)	$(25,049)	$(25,947)
Currency loss (gain)	18	(73)	(28)	361	(101)
Stock-based compensation	558	466	893	1,079	1,359
AssuredUVS expenses	5	—	—	358	—
Long-term software contract deferred costs	(6)	—	—	(406)	—
Restructuring recoveries	—	—	—	(10)	—
Legal fees related to power supply component failure	1	—	—	2	—
Severance costs	—	55	—	79	55
Corporate non-GAAP operating loss	$(11,720)	$(12,484)	$(12,150)	$(23,586)	$(24,634)

Exhibit 99.1

DOT HILL SYSTEMS CORP.
UNAUDITED RECONCILIATION OF CONSOLIDATED NON-GAAP MEASURES
(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013	June 30, 2014
GAAP income (loss) per share from continuing operations	$0.04	$(0.01)	$(0.00)	$0.03	$(0.01)
GAAP loss per share from discontinued operations	(0.00)	—	—	(0.01)	—
GAAP income (loss) per share from continuing and discontinued operations*	$0.04	$(0.01)	$(0.00)	$0.02	$(0.01)
Currency loss	0.00	(0.00)	(0.00)	0.01	0.00
Stock-based compensation	0.01	0.01	0.02	0.02	0.03
Power supply component failures	0.00	—	—	(0.01)	—
AssuredUVS expenses	0.00	—	—	0.01	—
Long-term software contract royalties	0.01	0.01	0.00	0.02	0.01
Long-term software contract costs	0.00	0.00	0.00	0.01	0.00
Long-term software contract deferred costs	(0.00)	—	—	(0.01)	—
Other adjustments	—	0.01	—	—	0.01
Non-GAAP income per share*	$0.06	$0.02	$0.02	$0.06	$0.04

Weighted average shares used to calculate earnings per share:
Basic	58,384	59,678	60,159	58,194	59,920
Diluted	58,797	63,912	63,806	58,616	63,834

* Per share data may not always add to the total for the period because each figure is independently calculated.